UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2012

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 733-5000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

After taking into consideration our financial results as of December 25, 2011, we had the ability and right to pay a restricted payment of up to $32.0 million.

On March 16, 2012, we redeemed and retired 658 shares of our Class A Common Stock for approximately $8.8 million. The redemption was for shares held by the Moseley Family Revocable Trust. The redemption was approved by our Board of Directors on March 15, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

	By:	/s/ Phillip J. Smith
Phillip J. Smith Executive Vice President and Chief Financial Officer Chief Accounting Officer
Date: March 20, 2012